EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.


cwmbs2005-5 FINAL - Price/Yield - A2

Morgan Stanley

Balance        $15,000,000.00    Delay             24              WAC            5.94343431        WAM              359
Coupon         5.5               Dated             1/1/2005        NET            5.681861          WALA             1
Settle         1/31/2005         First Payment     2/25/2005

Price            100 PSA        200 PSA        300 PSA       400 PSA        500 PSA       600 PSA       700 PSA       800 PSA
                          Yield          Yield         Yield         Yield          Yield         Yield         Yield         Yield
          100-07+          5.51           5.50          5.49          5.48           5.48          5.47          5.45          5.43
          100-11+          5.49           5.48          5.47          5.47           5.47          5.45          5.43          5.41
          100-15+          5.48           5.47          5.46          5.45           5.45          5.43          5.41          5.38
          100-19+          5.47           5.45          5.44          5.44           5.43          5.41          5.38          5.36
          100-23+          5.46           5.44          5.43          5.42           5.42          5.39          5.36          5.33
          100-27+          5.45           5.43          5.41          5.41           5.40          5.37          5.34          5.30
          100-31+          5.44           5.41          5.40          5.39           5.39          5.35          5.32          5.28
          101-03+          5.42           5.40          5.38          5.37           5.37          5.33          5.29          5.25
          101-07+          5.41           5.39          5.37          5.36           5.35          5.32          5.27          5.23
          101-11+          5.40           5.37          5.35          5.34           5.34          5.30          5.25          5.20
          101-15+          5.39           5.36          5.34          5.33           5.32          5.28          5.23          5.17


WAL        16.65          12.91          11.08         10.58         10.39           8.35          6.80          5.66
Mod Durn   10.64           9.02           8.10          7.82          7.66           6.49          5.52          4.74

Principal  May18 -        Sep15 -        Jul14 -       Nov13 -       Nov12 -        Jul11 -       Jul10 -       Nov09 -
Window     Aug25          Oct20          Mar18         May18         Jan35          Jan35         Jan35         Aug12

Prepay   100 PSA        200 PSA        300 PSA       400 PSA        500 PSA       600 PSA        700 PSA       800 PSA



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


cwmbs2005-5 FINAL - Price/Yield - A3

Morgan Stanley

Balance              $25,000,000.00   Delay             24                WAC             5.94343431        WAM                  359
Coupon               5.5              Dated             1/1/2005          NET             5.681861          WALA                   1
Settle               1/31/2005        First Payment     2/25/2005


Price            100 PSA        200 PSA        300 PSA       400 PSA        500 PSA       600 PSA       700 PSA       800 PSA
                          Yield          Yield         Yield         Yield          Yield         Yield         Yield          Yield
          100-13           5.47           5.46          5.45          5.44           5.44          5.42          5.40           5.37
          100-17           5.46           5.44          5.43          5.42           5.42          5.40          5.37           5.34
          100-21           5.44           5.42          5.41          5.41           5.40          5.37          5.34           5.31
          100-25           5.43           5.41          5.39          5.39           5.38          5.35          5.32           5.28
          100-29           5.41           5.39          5.38          5.37           5.36          5.33          5.29           5.25
          101-01           5.40           5.38          5.36          5.35           5.34          5.30          5.26           5.22
          101-05           5.39           5.36          5.34          5.33           5.32          5.28          5.24           5.19
          101-09           5.37           5.34          5.32          5.31           5.30          5.26          5.21           5.16
          101-13           5.36           5.33          5.30          5.29           5.28          5.24          5.19           5.13
          101-17           5.34           5.31          5.29          5.28           5.26          5.21          5.16           5.10
          101-21           5.33           5.29          5.27          5.26           5.24          5.19          5.13           5.07

             WAL          12.41          10.10          8.96          8.51           8.11          6.70          5.61           4.82
        Mod Durn           8.59           7.47          6.85          6.58           6.30          5.42          4.69           4.12
Principal Window  Feb10 - Aug25  Feb10 - Oct20 Feb10 - Mar18 Feb10 - May18  Feb10 - Jan35  Nov09 - Jan35 Apr09 - Jan35 Nov08 - Aug12

          Prepay        100 PSA        200 PSA       300 PSA       400 PSA        500 PSA       600 PSA       700 PSA        800 PSA


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


cwmbs2005-5 FINAL - Price/Yield - A5

Morgan Stanley

Balance              $2,000,000.00    Delay             24                WAC             5.94343431        WAM                  359
Coupon               5.5              Dated             1/1/2005          NET             5.681861          WALA                   1
Settle               1/31/2005        First Payment     2/25/2005

Price             100 PSA        200 PSA       300 PSA       400 PSA         500 PSA      600 PSA       700 PSA       800 PSA
                          Yield          Yield         Yield          Yield          Yield        Yield         Yield          Yield
         100-15+           5.46           5.45          5.44           5.43           5.43         5.40          5.38           5.35
         100-19+           5.45           5.43          5.42           5.41           5.41         5.38          5.35           5.32
         100-23+           5.43           5.41          5.40           5.39           5.39         5.36          5.33           5.29
         100-27+           5.42           5.40          5.38           5.38           5.37         5.34          5.30           5.26
         100-31+           5.41           5.38          5.37           5.36           5.35         5.31          5.27           5.23
         101-03+           5.39           5.36          5.35           5.34           5.33         5.29          5.25           5.20
         101-07+           5.38           5.35          5.33           5.32           5.31         5.27          5.22           5.17
         101-11+           5.36           5.33          5.31           5.30           5.29         5.24          5.20           5.14
         101-15+           5.35           5.32          5.29           5.28           5.27         5.22          5.17           5.11
         101-19+           5.33           5.30          5.28           5.26           5.25         5.20          5.14           5.09
         101-23+           5.32           5.28          5.26           5.25           5.23         5.18          5.12           5.06

             WAL          12.41          10.10          8.96           8.51           8.11         6.70          5.61           4.82
        Mod Durn           8.59           7.47          6.85           6.58           6.30         5.42          4.69           4.12
Principal Window  Feb10 - Aug25  Feb10 - Oct20 Feb10 - Mar18  Feb10 - May18  Feb10 - Jan35 Nov09 - Jan35 Apr09 - Jan35 Nov08 - Aug12

          Prepay        100 PSA        200 PSA       300 PSA        400 PSA        500 PSA       600 PSA       700 PSA       800 PSA


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


cwmbs2005-5 FINAL - Price/Yield - A4

Morgan Stanley

Balance        $29,500,000.00   Delay             24                WAC             5.94343431        WAM                  359
Coupon         5.4              Dated             1/1/2005          NET             5.681861          WALA                   1
Settle         1/28/2005        First Payment     2/25/2005

Price            100 PSA       200 PSA       300 PSA       400 PSA        500 PSA        600 PSA       700 PSA       800 PSA
                         Yield         Yield         Yield          Yield          Yield          Yield        Yield          Yield
           97-04          5.66          5.68          5.71           5.82           6.02           6.12         6.20           6.28
           97-08          5.65          5.67          5.70           5.80           6.00           6.09         6.16           6.24
           97-12          5.64          5.66          5.69           5.78           5.97           6.05         6.13           6.19
           97-16          5.63          5.65          5.67           5.76           5.94           6.02         6.09           6.15
           97-20          5.62          5.64          5.66           5.74           5.91           5.99         6.05           6.11
           97-24          5.61          5.62          5.65           5.73           5.88           5.95         6.01           6.07
           97-28          5.60          5.61          5.64           5.71           5.85           5.92         5.98           6.03
           98-00          5.59          5.60          5.62           5.69           5.83           5.89         5.94           5.99
           98-04          5.58          5.59          5.61           5.67           5.80           5.86         5.90           5.95
           98-08          5.57          5.58          5.60           5.66           5.77           5.82         5.87           5.91
           98-12          5.56          5.57          5.59           5.64           5.74           5.79         5.83           5.87

             WAL         24.19         20.42         15.95          10.00           5.36           4.47         3.93           3.53
        Mod Durn         12.61         11.64         10.13           7.16           4.52           3.86         3.44           3.12
Principal Window Feb08 - Jan35 Feb08 - Jan35 Feb08 - Jan35  Feb08 - Jan35  Feb08 - Apr11  Feb08 - Nov09  Feb08 - Apr09 Feb08 - Nov08

          Prepay       100 PSA       200 PSA       300 PSA        400 PSA        500 PSA        600 PSA      700 PSA        800 PSA


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



cwmbs2005-5 FINAL - Price/Yield - A4

Morgan Stanley

Balance           $29,500,000.00   Delay             24                WAC             5.94343431        WAM       359
Coupon            5.4              Dated             1/1/2005          NET             5.681861          WALA        1
Settle            1/28/2005        First Payment     2/25/2005

Price             100 PSA       200 PSA       300 PSA        400 PSA        500 PSA       600 PSA        700 PSA       800 PSA
                          Yield         Yield         Yield          Yield          Yield          Yield         Yield         Yield
           97-24           5.61          5.62          5.65           5.73           5.88           5.95          6.01          6.07
           97-28           5.60          5.61          5.64           5.71           5.85           5.92          5.98          6.03
           98-00           5.59          5.60          5.62           5.69           5.83           5.89          5.94          5.99
           98-04           5.58          5.59          5.61           5.67           5.80           5.86          5.90          5.95
           98-08           5.57          5.58          5.60           5.66           5.77           5.82          5.87          5.91
           98-12           5.56          5.57          5.59           5.64           5.74           5.79          5.83          5.87
           98-16           5.55          5.56          5.57           5.62           5.71           5.76          5.79          5.83
           98-20           5.54          5.55          5.56           5.60           5.69           5.72          5.76          5.79
           98-24           5.53          5.54          5.55           5.59           5.66           5.69          5.72          5.75
           98-28           5.52          5.53          5.54           5.57           5.63           5.66          5.68          5.71
           99-00           5.51          5.52          5.52           5.55           5.60           5.63          5.65          5.67

             WAL          24.19         20.42         15.95          10.00           5.36           4.47          3.93          3.53
        Mod Durn          12.65         11.68         10.16           7.18           4.52           3.86          3.45          3.12
Principal Window  Feb08 - Jan35 Feb08 - Jan35 Feb08 - Jan35  Feb08 - Jan35  Feb08 - Apr11  Feb08 - Nov09 Feb08 - Apr09 Feb08 - Nov08

          Prepay        100 PSA       200 PSA       300 PSA        400 PSA        500 PSA        600 PSA       700 PSA       800 PSA


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.